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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 15, 2025
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AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11020 David Taylor Drive, Suite 305,
Charlotte, North Carolina 28262
(Address of Principal Executive Offices, and Zip Code)

________________(980) 595-2840__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Capital Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On July 15, 2025, CASP Leasing I, LLC (“CASP”), a 95% owned subsidiary of Contrail Aviation Support, LLC (“Contrail”), completed the sale of two Airbus aircraft with engines. The total transaction value for the aircraft and engine sales exceeded $18,000,000. The sale and purchase agreements related to the transactions were filed as exhibits to that certain Air T, Inc. Current Report on Form 8-K filed June 25, 2025 and the purchaser of the aircrafts and engines is FTAI Aircraft Leasing Ireland (2025) DAC. In connection with each sale, an assignment, assumption and amendment agreement was entered into with respect to the underlying lease, which among other thing, assigns the rights and obligations of the lessor under the lease to the new lessor.

The foregoing summary of the above transactions does not purport to be complete. The terms of the sale transactions and documents are qualified in their entirety by reference to the documents which are filed with Air T, Inc.’s Current Report on Form 8-K filed on June 25, 2025, which are incorporated herein by reference. The above discussion is also qualified in its entirety by reference to the Bill of Sale, Acceptance and Assignment, Assumption and Amendment Agreements filed* as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 to this report, which are incorporated herein by reference as if fully set forth herein.

*Portions of the transaction documents have been omitted for confidential treatment.

Item 2.01 Completion of Acquisition or Disposition of Assets

To the extent required by Item 2.01 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Bill of Sale – Airbus Model A321-111 aircraft and engines dated July 15, 2025*
10.2	Bill of Sale – Airbus Model A320-214 aircraft and engines dated July 15, 2025*
10.3	Acceptance Certificate – Airbus Model A321-111 aircraft and engines dated July 15, 2025*
10.4	Acceptance Certificate – Airbus Model A320-214 aircraft and engines dated July 15, 2025*
10.5	Assignment, Assumption and Amendment Agreement in respect of Airbus Model A321-111 aircraft and engines dated July 15, 2025*
10.6	Assignment, Assumption and Amendment Agreement in respect of Airbus Model A320-214 aircraft and engines dated July 15, 2025*
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

*Portions of the exhibit have been omitted for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2025

AIR T, INC.

By: /s/ Nick Swenson
Nick Swenson, Chief Executive Officer